                                                                  EXHIBIT 10.12B

                                    [Seal]

                                    MALASIA

                  DOMESTIC WIRELESS TELECOMMUNICATIONS LICENSE

                               LICENSE GRANTED TO
                 SYARIKAT TELEFON WIRELESS (MALAYSIA) SDN. BHD.
                     UNDER THE TELECOMMUNICATIONS ACT, 1950
                     --------------------------------------

                                    LICENSE
                                    -------

1. The Minister of Energy, Telecommunications and Post in exercise of the powers conferred on him by Section 3 of the Telecommunications Act, 1950 (hereinafter referred to as "the Act") and of all other powers exercisable by him for that purpose, hereby grants to SYARIKAT TELEFON WIRELESS (MALAYSIA) SDN. BHD. (hereinafter referred to as "the Licensee") a license, for the period specified in paragraph 3, subject to the Conditions set out in Part I hereinafter, to any regulations made or which may be made under the Act and to revocation as provided for in paragraph 3 and in Part 2, to establish, maintain, operate and work a telecommunication system specified in Annex A (hereinafter referred to as "the Licensee's Networks") and authorizes the Licensee to do all or any of the acts specified hereinafter.

2. This License extends to authorizing the Licensee to place, lay, carry or maintain any posts, cables or wires for the purpose of erecting and installing telecommunication equipment on, along, through, under or across any land, in accordance with the provisions of the Act, once approval from the Land Authority is obtained by the Licensee.

3. This License shall enter into force on 24th December, 1994, and shall be of twenty (20) years duration and on expiry shall accordingly be subject to Government approval to renew the license.

4. The granting of this License does not remove any need by the Licensee to comply with any provision of any other license issued under the Act or to obtain any other licenses that are required under the Act or any other Act.


                                 _____________/s/____________
                                   DATO' SERI S.SAMY VELLU
16 NOV 1994                  Minister of Energy, Telecommunications
                                     and Post, Malaysia

                              LESEN TELEKOMUNIKASI

                         (WIRELESS TELECOMMUNICATIONS)



                 SYARIKAT TELEFON WIRELESS (MALAYSIA) SDN. BHD.



                                DIKELUARKAN OLEH
                   MENTERI TENAGA, TELEKOM DAN POS, MALAYSIA
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                               TABLE OF CONTENTS
                                                                        PAGE NO.
                                                                        --------

LICENSE

PART ONE:       INTERPRETATION                                              1

PART TWO:       CONDITIONS OF LICENSE                                       5

Condition 1     PROVISION AND MAINTENANCE OF
                TELECOMMUNICATION SYSTEMS AND SERVICES                      5

Condition 2     LICENSED AREA                                               6

Condition 3     CONFIGURATION OF NETWORK                                    7

Condition 4     DOMESTIC AND INTERNATIONAL ARRANGEMENT
                AND INTERCONNECTION                                         8

Condition 5     PUBLICATION OF CHARGES, TERMS AND CONDITIONS TO
                BE APPLIED                                                  9

Condition 6     PROHIBITION ON CROSS-SUBSIDIES                             11

Condition 7     ALTERATIONS TO THE LICENSEE'S NETWORK                      12

Condition 8     RESTRICTION ON INCREASE IN RATES                           13

Condition 9     CODE OF PRACTICE FOR CONSUMER AFFAIRS                      14

Condition 10    NUMBERING ARRANGEMENTS                                     15

Condition 11    PRE-NOTIFICATION OF CHANGES IN SHAREHOLDINGS               18

Condition 12    PRE-NOTIFICATION OF JOINT VENTURES                         20

Condition 13    REQUIREMENT TO FURNISH INFORMATION TO THE
                DIRECTOR GENERAL                                           22

Condition 14    STANDARDS AND OTHER TECHNICAL SPECIFICATIONS               23

Condition 15    PAYMENT OF FEES                                            24

Condition 16    ENFORCEMENT OF LICENSE                                     25

PART THREE:     REVOCATION                                                 26

Annex A                                                                    13

PART ONE:  INTERPRETATION

1.  In these Conditions unless the context otherwise requires:

    (a) "Apparatus Supply Business" means the supply of any telecommunication apparatus for sale to the public;

    (b) "bringing into service" means the process of connecting by means requiring the use of a tool telecommunication apparatus (including apparatus comprised in a telecommunication system) or a telecommunication system to another telecommunication system, or the process of disconnecting by such means such apparatus or such system from another such system; and includes such testing or inspection of that apparatus or system and any other apparatus or system to which it is or is to be connected as is necessary for the purpose of ensuring that the apparatus or the system in which it is or is to be comprised, or the system authorized to be connected to any of the Licensee's Networks; and expressions cognate with "Bringing into Service" shall be construed accordingly;

    (c) "Connectable System" means a telecommunication system which is authorized to be run under a License which authorizes connection of that system to the Licensee's Network;

    (d)  "cost" includes a reasonable profit;

    (e)  "to dial" includes any equivalent operation;

    (f) "Emergency" means an emergency of any kind, including any circumstance whatever resulting from major accidents, natural disasters and incidents involving toxic or radioactive materials and civil disorder;

    (g) "Emergency Call Service" means a telecommunication service by means of which any member of the public, using the Licensed Network, may, at any time and without incurring any charge, communicate by means of any telecommunication apparatus, as swiftly as practicable with an appropriate Emergency Organization for the purpose of notifying them of an Emergency;

    (h) "Exchange Line" means and includes any apparatus, including telephones, instruments, wire, posts, cables, tubes, radio links or other works provided for the purpose of establishing voice telephony services between any premises and any exchange;

    (i) "Integrated Telecommunication" means the communication in any form or any combination of forms of speech, data, text, imaging whether stationary or moving and signals compressed or otherwise;

    (j) "International Connection Service" means a telecommunication service consisting in the conveyance of any message which has been conveyed or which is to be conveyed by means of any telecommunication system outside Malaysia the connection of which to the system by means of which that service is provided is authorized by a License;

    (k)  "Licensed Area" means Malaysia;

    (l) "Licensee's Group" means the Licensee and all of its subsidiaries taken together;

    (m) "Limited Maintenance Telecommunication System" means any telecommunication system or telecommunication apparatus as the case may be which is, or is to be run under a License which requires maintenance services to be provided in respect of it, if it is, or is to be connected to any of the Licensee's Networks, by either the Licensee or the person running any other public telecommunication system to which it is, or is to be, connected;

    (n) "PSWN" Public Switched Wireless Network means a switched telecommunications system providing a network of one way and two way switched services to the subscribing public.

    (o)  "telecommunication service" means

         (i) a service consisting in the conveyance of Messages by means of a telecommunication system;

         (ii) a directory information service, that is to say, a service consisting in the provision by means of a telecommunication for the purpose of facilitating the use of a service falling within paragraph (i) above and provided by means of that system; and

         (iii) a service consisting in the installation, maintenance, adjustment, repair, alteration, moving, removal or replacement of apparatus which is or is to be connected to a telecommunication service.

    (p) "Telephone" means and includes any transmitting and receiving instrument designed for the sole purpose of transmitting and reproducing spoken communications by means of electricity.

    (q) "Wholly Owned Subsidiary" means a body corporate all the issued shares in which are held by or on behalf of the Licensee.

    (r) "Wireless Local Loop" means the provision of a telecommunications service to a subscriber by means of radio transmission.

2. Any word or expression used in these Conditions shall unless the context otherwise requires have the same meaning as it has in the Act, provided that in the event of any conflict or inconsistency arising between any word or expression defined in the Act and defined in this License, the definition in this License shall prevail and be applied.

3. For the purposes of interpreting these Conditions, headings and titles to any Condition shall be disregarded.

4. Words importing any gender shall include all other genders, words importing persons shall include bodies corporate and unincorporate and vice versa, and words importing the singular number shall include the plural number and vice versa.

5. If any provision of this License is held by any court or competent authority to be invalid or unenforceable in whole or in part, this License shall continue to be valid and enforceable as to the other provisions thereof and the remainder of the affected provision.

                                    PART TWO
                                    --------


                             CONDITIONS OF LICENSE

                                                                     Condition 1

PROVISION AND MAINTENANCE OF TELECOMMUNICATION
SYSTEMS AND SERVICES


1.1 The License shall provide to every person who requests the provision of such services at any practical place in the Licensed Area as specified in Condition 2.1 and maintain such services:

     (a)  voice telephony and digital services; and

     (b)  integrated telecommunication as technology may allow; and

     (c) other telecommunication services as are authorized or to be authorized in writing by the Director General that consist in the conveyance of messages by means of the Licensee's Network except to the extent that the Director General is satisfied that any reasonable demand is met or is to be met by other means and that accordingly it would not be reasonable in the circumstances to require the Licensee to provide the service so required; and the Licensee shall ensure that the Network is installed, kept installed and maintained and worked for those purposes.

                                                                     Condition 2

LICENSED AREA


2.1 The licensed area shall be the Kingdom of Malaysia, including Peninsula Malaysia and East Malaysia.

                                                                     Condition 3

CONFIGURATION OF NETWORK


3.1 The configuration of the network, the individual proposed system to be established and the proposed list of equipment to be used shall be submitted to the Director General of Telecommunication for his approval in writing. This will include all equipment involved in the provision of the telecommunications services inclusive of transmission, and interconnect with other operators.

                                                                     Condition 4

DOMESTIC AND INTERNATIONAL ARRANGEMENT AND INTERCONNECTION


4.1 All domestic and international arrangements and interconnections shall be allowed via the existing facilities if available. If such facilities are not available and/or not made available or if available and made available but does not meet or satisfy the Licensee in any way, the Licensee shall then submit the proposed arrangements to the Director General for his approval.

4.2 The interconnection of the Licensees network with other licensed Network Operators must comply with the policy, regulations and rules of the FRAMEWORK AND RULES FOR INTERCONNECTION, EQUAL ACCESS AND GATEWAY FACILITIES as determined by the Director General.

                                                                     Condition 5

PUBLICATION OF CHARGES, TERMS AND CONDITONS TO BE APPLIED


5.1 The Licensee shall, except insofar as the Director General may otherwise consent in writing, and except in respect of any existing rates prescribed under any regulations made under Section 7 of the Act and rates which the Minister may make regulations for under Section 7 of the Act.

     (a) Publish in the manner and at the times specified in paragraph 5.2, a notice specifying, or specifying the method that is to be adopted for determining the charges and other terms and conditions on which it offers:

          (i) to provide each description of telecommunication services by means of the Licensee's Network in accordance with an obligation imposed by or under this License ;

          (ii) to maintain, adjust or repair any apparatus comprised in the Licensee's network in accordance with an obligation imposed by or under this License;

          (iii) to connect to the Licensee's Network any other system which, in either case, is not and is not to be comprised in the Licensee's Network in accordance with an obligation imposed by or under this License;

          (iv) to grant permission to connect such systems or apparatus to, or to provide services by means of, the Licensee's Network in accordance with an obligation imposed by or under this License; or

          (v) to Bring into Service any apparatus or system which, in either case, is or is to be connected to but not comprised or to be comprised in the Licensee's Network where only the Licensee is permitted to provide such service; and

     (b) where it does any of the things mentioned in paragraph 5.1(a)(i) to ( v), do those things at the charges and on the terms and conditions so published and not depart therefrom.

5.2  Publication of the notice shall be effected by:

     (a) sending a copy thereof in the Director General not more than 28 days after the date on which this License enters into force and thereafter not less than 28 days before any proposal to amend any charge, term or condition or the method of determining the same is to become effective, provided however that if the Director General consents in writing to any variation in a proposal to amend these charges, terms, conditions or methods in the said period of 28 days the Licensee shall not be prevented from making the amendments with variation 28 days after the date when the notice was first sent to the Director General in accordance with this sub-paragraph;

    (b) placing as soon as practicable thereafter a copy thereof in a publicly accessible part of every public office of the Licensee in such manner and such place that it is readily available for inspection free of charge by members of the general public during Business Hours; and

     (c) sending a copy thereof or such part or parts thereof as are appropriate to any person who may request such a copy.

5.3 In this Condition, "Business Hours" means any hours during any day on which the Licensee is lawfully open for business.

                                                                     Condition 6

PROHIBITION ON CROSS-SUBSIDIES


6.1 Where the Director General, determines that the Licensee is unfairly cross-subsidising any of the following activities carried out by another member of the Licensee's Group within the Licensed Area:

     (a)  the Apparatus Supply Business; or

     (b)  the provision of Value Added Services by means of the Licensee's
          Network;

     it shall take such steps as the Director General may direct for the purpose of remedying the situation.

6.2 The Licensee shall secure that any subsidiary of the Licensee engaged in any of the activities specified in sub-paragraphs 6.1(i) does not engage in the business of running a telecommunication system.

                                                                     Condition 7

ALTERATIONS TO THE LICENSEE'S NETWORK


7.1 The Licensee shall from time to time inform the Director General and provide him with such additional information as he may reasonably require about any proposals for changes to the Licensee's Network or to any apparatus comprised therein or to any stored commands or protocol which the Licensee might reasonably anticipate from the facts known to it would have the effect of requiring any person:

     (a) running any Connectable System which is or is to be connected to the Licensee's network,

     (b) producing or supplying telecommunication apparatus or telecommunication systems for connection to the Licensee's Network without becoming comprised in them materially to modify or to replace or cease to produce or supply any item of telecommunication apparatus connected or to be connected to the Licensee's Network.

7.2 The Licensee shall prepare and publish in consultation with the Director General, a statement of its procedures for consulting, and giving advance notice to those persons likely to be affected by such changes, and shall adhere to those procedures.

7.3  In this Condition:

     "to modify" in relation to any Other Apparatus or System means to make any alteration to that Other Apparatus or System which may be necessary to ensure that any Message which has been or is to be conveyed by means of the Licensee's Network connected or to be connected to that Other Apparatus or System is capable of being properly conveyed by that Other Apparatus or System or by that Licensee's Network as the case may be; and

     "Other Apparatus or System" means any telecommunication apparatus or telecommunication system together with any protocol, message format or stored command in such apparatus or system connected or to be connected to but not comprised in the Licensee's Network.

                                                                     Condition 8

RESTRICTION ON INCREASE IN RATES


8.1  The Licensee shall not increase any rates in respect of:

     (a)  telecommunication services provided solely by the Licensee; or

     (b)  access to the Licensee's Network by

          (i)  telecommunication systems not operated by the Licensee; or

          (ii) telecommunication apparatus not owned by the Licensee;

     unless the Licensee has applied to the Minister of any such change in accordance with Section 7A and 7B of the Act.

                                                                     Condition 9

CODE OF PRACTICE FOR CONSUMER AFFAIRS


9.1 The Licensee shall, in consultation with the Director General prepare and not later than twelve (12) months after the date on which this License enters into force, publish in accordance with Condition 5.2, a Code of Practice giving guidance in respect of any disputes and complaints relating to the provision by the Licensee of telecommunication services by means of or in relation to the Licensee's Network.

                                                                    Condition 10

NUMBERING ARRANGEMENTS


10.1 The Licensee shall from the date on which this License enters into force adopt a numbering plan common with the national numbering plan, and shall not later than six (6) months thereafter, furnish details thereof to the Director General.

10.2 The numbering plan shall describe the method adopted and to be adopted for allocating and re-allocating in respect of each Connectable System in respect of which telecommunication services are provided such number or numbers as may be necessary for each such System.

10.3 The Licensee shall install, maintain or adjust the Licensee's Network so that it conveys Messages to such Connectable Systems in respect of which numbers have been allocated in accordance with the numbering plan.

10.4 The numbering plan on the date on which this License enters into force shall be the numbering arrangement applied immediately before that date, but the Licensee shall from time to time thereafter, consult the Director General about the arrangements for the allocation and reallocation of numbers within the numbering plan.

10.5 The Licensee shall from time to time prepare and furnish to the Director General, proposals for developing, adding to or replacing the numbering plan and changing the Licensee's Network to the extent necessary to secure that:

      (a) sufficient numbers are made available, having regard to the anticipated growth in demand for telecommunication services, for a number or numbers to be allocated without undue delay

      (b) the cost of changing the Licensee's Network or any Connectable System in order to accommodate the revised numbering plan is reasonable, and

      (c) inconvenience caused by the alteration of the numbering plan to the Licensee and to persons using Connectable Systems in respect of which numbers have previously been allocated is minimized.

10.6 If the Director General determines that the numbering plan with any developments, additions and replacements submitted in accordance with paragraph 10.5 is sufficient to meet the objectives specified in paragraph 10.5, the Licensee shall adopt the numbering plan but, if the Director General determines that it will not be sufficient to achieve the objectives specified in paragraph 10.5, then the Licensee shall adopt the numbering plan with such developments, additions or replacements as the Director General may determine are best calculated to secure the objectives specified in paragraph 10.5 that the Licensee shall adopt the numbering plan with such developments, additions or replacements as the Director General may determine are best calculated to secure the objectives specified in paragraph 10.5.

10.7 The Director General shall not exercise his powers under paragraph 10.6 before 31st December, 1998, so as to require the Licensee to change the Licensee's Network; provided that it does not develop, add to or replace the numbering plan before that date except with the consent of the Director General.

10.8 Before making a determination under paragraph 10.6 above, the Director General shall take account of:

      (a) the state of technical development of the Licensee's Network and the Licensee's plans for its commercial development;

      (b)  the balance of advantage between:

           (i) making developments of additions to or replacements of numbering arrangements applied or to be applied, or making changes to systems run by others; and

           (ii) making any requirement of the Licensee;

      (c) the cost to the Licensee and to those to whom the Licensee provides telecommunication services arising from any determination;

      (d) any obligations and recommendations of the International Telecommunication Union which apply to the Malaysian Government and are accepted by them and any other standard to which the Director General consents for the purpose from time to time; and

      (e) the views of the Licensee and such other persons as appear to the Director General to have an interest in the matter.

10.9 If the Director General determines that the numbering plan shall be developed, added to or replaced in accordance with paragraph 10.6, nothing in paragraph 10.6 shall preclude the Licensee from submitting to the Director General proposals for further developments of, additions to or replacements of the numbering plan or from subsequently changing the Licensee's Network if the Director General does not object to the further developments, additions or replacements proposed by the Licensee.

10.10 The Licensee shall not charge any person for a number which is allocated to him (other than a coveted number allocated to a person who is not a public telecommunications operator at the request of such a person) but the Licensee shall be entitled to recover the reasonable cost of allocating a number and of carrying out any change to the Licensee's Network necessary for the purpose of permitting Messages to be sent to a number allocated to that person and any reasonable continuing costs arising from such a change from that person.

10.11 For the purposes of this Condition, "to change" includes to make any alteration to the telecommunication apparatus or telecommunication systems or to the protocols (including message formats) or stored commands in such apparatus or systems.

                                                                    Condition 11

PRE-NOTIFICATION OF CHANGES IN SHAREHOLDINGS

11.1  Except as specified in Condition 11.2, the Licensee shall notify the
      Minister:

      (a) of any change in the proportion of shares held by any shareholder in the Licensee;

      (b) if any person acquires any shares in the Licensee who does not already hold any shares in the Licensee, and of the proportion of the shares to be held by such person;

      in either case, such notification to be given as soon as practicable after any change, or acquisition, as the case may be, is proposed.

11.2 The Licensee shall not be obliged to notify the Minster of any such change or acquisition where:

      (a) such change or acquisition does not result in a change in control of the Licensee; and

      (b) the proportion of such shares, the holding of which it is proposed to change, or which it is proposed to acquire, as the case may be, then aggregated to the proportion of such shares the holding of which has been changed at anytime after the granting of this License (whether or not the change has previously been notified to the Minister in accordance with this paragraph) does not exceed 15% of the total number of shares in the Licensee to which this condition applied.

11.3 The Licensee shall notify the Minister not later than thirty (30) days before the taking effect of any of the arrangements of the descriptions mentioned in paragraph 11.4.

11.4  Those descriptions of arrangements are:

      (a) any arrangement for obtaining a listing of any shares in the Licensee on any Stock Exchange in Malaysia or elsewhere; and

      (b) any arrangement for dealings in any shares in the Licensee on an unlisted or over-the-counter market in Malaysia or elsewhere.

11.5 This condition applies to all shares in the Licensee the holder which for the time being is entitled to vote on any matter at a general meeting of the Licensee.

11.6 For the purpose of this Condition, any shares held by nominee for any person shall be treated as held by that person.

11.7  In this Condition, "control" means the power of a person to secure:

      (a) by means of the holding of shares or the possession of voting power in or in relation to that or any other body corporate, or

      (b) by virtue of any powers conferred by the articles of association or other document regulating that or any other body corporate that the affairs of the first-mentioned body corporate are conducted in accordance with the wishes of that person.

                                                                    Condition 12

PRE-NOTIFICATION OF JOINT VENTURES


12.1 Unless the Director General otherwise agrees, the Licensee shall notify the Director General not later than sixty (60) days before the taking effect of any of the agreements or arrangements to which this Condition applies, giving particulars of those agreements or arrangements.

12.2  Those agreements and arrangements are:

      (a) an agreement with any person for the establishment or control of any body corporate for the purpose of:

           (i) the running of a telecommunication system which requires a License; or

           (ii) providing telecommunication services in the Licensee Area which necessarily involve the running of such a system; or

           (iii) the production of telecommunication apparatus for supply in the Licensed Area where the production would lead to a monopoly situation which would not otherwise exist in relation to the supply of telecommunication apparatus of any description in the Licensed Area;

      (b) an agreement for establishment of a partnership for any of those purposes and in those circumstances;

      (c) any other agreement or arrangement in the nature of a joint venture f or the purpose of running a telecommunication system which requires a License or for the purpose of providing telecommunication services in the licensed area which necessarily involve the running of such a system.

12.3 Sub-paragraphs 12.2(a) and (b) apply in relation to an agreement or arrangement for the establishment or control of any body corporate or partnership where the Licensee has or is to have not less than twenty percent (20%) of the voting power in any organ controlling that body.

12.4 In any case where circumstances beyond the Licensee's control require it to enter into an agreement or arrangement, without having made a notification in accordance with paragraph 12.2, it shall notify the Director General as soon as is reasonably practicable, but otherwise in accordance with the provisions of this Condition.

                                                                    Condition 13

REQUIREMENT TO FURNISH INFORMATION TO THE DIRECTOR GENERAL


13.1 Subject to paragraph 13.2, the Licensee shall furnish to the Director General, in such manner and at such times as the Director General may request, such documents, accounts, estimates, returns or other information and procure and furnish to him such reports as he may reasonably require for the purpose of exercising the functions assigned or transferred to him by the Minister under the Act.

13.2 In making any such request, the Director General shall ensure that no undue burden is imposed on the Licensee in procuring or furnishing such information and, in particular that the Licensee is not required to procure or furnish a report which would not normally be available to it, unless the Director General considers the particular report essential to enable him to exercise his functions.

                                                                    Condition 14

STANDARDS AND OTHER TECHNICAL SPECIFICATIONS


14.1 If the General Director, having consulted the Licensee, reasonably directs the Licensee to ensure that:

      (a) there is incorporated, or there ceases to be incorporated, as the case may be, any apparatus in the Licensee's Network; or

      (b) the Licensee's Network confirms or ceases to conform, as the case may be, to any standard or any other technical specifications specified in the direction;

      then the Licensee shall use its best endeavors to comply with the direction within the reasonable period specified in the direction for such compliance.

                                                                    Condition 15

PAYMENT OF FEES


15.1 The Licensee shall pay the following amounts to the Director General at the time stated:

      (a) on the grant of this License the sum of three hundred thousand Ringgit (RM300,000) and;

      (b) annually thereafter a renewal fee in the amount of 0.08% of gross annual turnover of the Licensee's business in the financial year, before the last complete financial year of the licensee, before the fee is payable or the sum of thirty thousand Ringgit (RM30,000) whichever is greater.

                                                                    Condition 16

ENFORCEMENT OF LICENSE


16.1 Where the Director General is satisfied that the Licensee is breaching or has breached any of the Conditions, he shall serve a notice in writing on the Licensee requiring him to remedy the breach within a reasonable period of time to be specified in the notice but not exceeding six (6) months from the date of the service of the notice.

                                   PART THREE
                                   ----------



                                   REVOCATION

Notwithstanding paragraph 3 of the License, the Minister may at any time revoke this License by thirty (30) days notice in writing given to the Licenseee at its registered office in any of the following circumstances:

(a) if the Licensee agrees in writing with the Minister that this License should be revoked;

(b) if any amount payable under Condition 15 is unpaid thirty (30) days after the date of the Licensee's receipt of a notice of demand for payment of the amount from the Director General.

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

ANNEX A


THE LICENSEE'S NETWORK


The Licensee's network comprises all installed, planned or proposed operations for the purpose of providing Wireless Telecommunications.

Within the licensed area the Licensee's network shall include two way, transmission and reception of terrestrial telecommunications.

The network shall consist of:

     (a)  Wireless local loop subscriber systems

     (b)  Cabling systems to extend the range of Wireless services

     (c)  Network Switching Systems

     (d)  Network Transmission Systems

     (e)  Any other system as determined by the Director General

The Licensee shall use technologies that are best suited to those frequencies allocated by the Director General.

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